Exhibit 99.1

Deloitte & Touche LLP
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Bank of the West

NC-MON-14-H

180 Montgomery Street

San Francisco, California 94104

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Bank of the West (the “Company”) and BNP Paribas Securities Corp. (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in conjunction with the proposed offering of Bank of the West Auto Trust 2018-1.

The Company is responsible for the information provided to us, including the information set forth in the Sample Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 3, 2018, representatives of the Company provided us with an automobile receivable listing (the “Automobile Receivable Listing”) with respect to 40,038 automobile receivables. At your instruction, we randomly selected 150 automobile receivables (the “Sample Receivables”) from the Automobile Receivable Listing.

On October 5, 2018, at the instruction of the Company, we accessed the “Company Website” (https://sft.bankofthewest.com/) and obtained a computer-generated automobile receivable data file and related record layout containing data, as represented to us by the Company, as of the close of business September 30, 2018, with respect to each of the 150 Sample Receivables (the “Sample Data File”).

For each of the Sample Receivables, we performed the comparisons and recomputations described below, as applicable, on the following automobile receivable characteristics (the “Characteristics”) set forth on the Sample Data File:

1.

We compared the month and year of the Origination Date to the corresponding information set forth on or derived from the Simple Interest Note and Security Agreement or Retail Installment Sales Contract (collectively, the “Contract”) and to screen prints (the “Servicing System Screen Prints”) from the Company’s “Servicing System.”

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2.	We compared the Original Receivables Principal Balance to the corresponding information set forth on or derived from the Contract and the Servicing System Screen Prints.

3.

We compared the Original Term to the corresponding information set forth on or derived from the Contract. In instances where we observed a difference between the Original Term set forth on the Sample Data File, as compared to the Original Term set forth on the Contract, we were instructed by representatives of the Company to recompute the Original Term by adding (i) the number of months between (x) the Origination Date (as set forth on the Contract) and (y) the first payment date (as set forth on the Contract) and (ii) the Original Term (as set forth on the Contract). We compared such recalculated amounts to the Original Term set forth on the Sample Data File.

4.

We compared the Monthly Payment Amount to the corresponding information set forth on or derived from the APR Rate Reduction Letter, Cure Letter, Disclosure Statement or Maximum Auto APR Calculator Document (collectively, the “Ancillary Contract Documents”) or the Contract and the Servicing System Screen Prints.

5.

We compared the Annual Percentage Rate to the corresponding information set forth on or derived from the Contract or Ancillary Contract Documents and the Servicing System Screen Prints. For purposes of our comparison and at the Company’s instruction, differences of 0.01% or less were deemed to be in agreement.

6.

We compared the Vehicle Type to the corresponding information set forth on or derived from the Ancillary Contract Documents; provided that a vehicle type of (i) “used” (as set forth on the Sample Data File) and “used auto,” “used auto bear” or “used truck SUV bear” (as set forth on the Ancillary Contract Documents) are deemed to be in agreement and (ii) “new” (as set forth on the Sample Data File) and “new auto” or “new auto bear” (as set forth on the Ancillary Contract Documents) are deemed to be in agreement.

7.

We compared the Vehicle Identification Number to the corresponding information set forth on the Certificate of Title, Lien Statement, Application of Title/Lien Holder, Application for Certificate of Ownership, Dealer’s Bill of Sale, Notice of Security Interest Filing, Confirmation of Security Interest (Lien) Perfection, ELT Lien & Title Information, Notification of Lien Perfection, Notice of Lien Application, Title & Registration Receipt, Receipt for RD-108 Dealer Transaction Lien Holders Release Forms or Re-Assignment for New and Used Vehicles (collectively, the “Title Document”).

8.	We compared the Obligor Mailing State to the corresponding information set forth on the Servicing System Screen Prints.

9.	We compared the Current Receivables Principal Balance to the corresponding information set forth on or derived from the Servicing System Screen Prints.

10.

We compared the Remaining Term to the difference between (A) the Original Term (as set forth on the Contract) and (B) the number of months between (i) September 30, 2018 and (ii) the Origination Date (as set forth on the Contract or Servicing System Screen Prints).

In addition to the procedures described above, for each of the Sample Receivables, we looked for the following:

•	the Contract was signed;

•	the security interest of the Company was stated on the Title Document; and

•	the existence of a “Customer Credit Application.”

The automobile receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Sample Data File were found to be in agreement with the above mentioned Receivable Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Sample Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 22, 2018